Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Supplement Dated
March 9, 2023
to the
Pacer Pacific Asset Floating Rate High Income ETF (FLRT)
a series of Pacer Funds Trust (the “Trust”)

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 31, 2022
Notice of Change in Investment Sub-Adviser
Pacific Asset Management LLC (“PacificAM”) currently serves as the investment sub-adviser to the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”). PacificAM is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). In October 2022, Pacific Life entered into a definitive agreement with Aristotle Capital Management, LLC (“Aristotle Capital”), pursuant to which Aristotle Capital will, subject to customary closing conditions, acquire PacificAM (the “Transaction”). The Transaction is expected to be completed by or before the first half of 2023 (the “Closing Date”), at which time PacificAM will become a subsidiary of Aristotle Capital and will be renamed Aristotle Pacific Capital, LLC (“Aristotle Pacific” or the “Sub-Adviser”).
The change in ownership of PacificAM constitutes a change in control of PacificAM that will trigger the automatic termination of the existing investment sub-advisory agreement between the Trust, on behalf of the Fund, PacificAM, and Pacer Advisors, Inc. (“Pacer” or the “Adviser”) dated as of October 14, 2021 (the “Existing Investment Sub-Advisory Agreement”). If the Fund’s shareholders approve the New Investment Sub-Advisory Agreement, Aristotle Pacific (formerly known as PacificAM) will continue to serve as the Fund’s investment sub-adviser effective upon the close of the Transaction. This change has no impact on Pacer, and Pacer will continue to serve as the Fund’s investment adviser.
In anticipation of the termination of the Existing Investment Sub-Advisory Agreement, Pacer is seeking to enter into a new investment sub-advisory agreement among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund. At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 6, 2023, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Sub-Advisory Agreement, pursuant to which Aristotle Pacific would continue to serve as the investment sub-adviser to the Fund, subject to oversight of Pacer and the Board. The Board also voted unanimously to recommend that shareholders approve the New Investment Sub-Advisory Agreement (the “Proposal”).
Approval of the New Investment Sub-Advisory Agreement is not expected to have any effect on the Fund’s investment policies, strategies, and risks. Bob Boyd, Portfolio Manager and Managing Director of the Sub-Adviser, and Ying Qiu, CFA, Portfolio Manager and Managing Director of the Sub-Adviser, will continue to serve as the primary persons responsible for the day-to-day management of the Fund. In addition, approval of the New Investment Sub-Advisory Agreement by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to be compensated by the Adviser, and not by the Fund.
The Board approved the submission of the Proposal to the Fund’s shareholders for approval. A special meeting of Fund shareholders will be held to consider and vote on the Proposal. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the Proposal.
Please read the Proxy Statement when it is available because it contains important information.
You can obtain free copies of the Fund’s Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (800) 617-0004. The Fund’s Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.

Please retain this Supplement for future reference.